EXHIBIT 10.12

               MORTGAGE, DEED OF TRUST, ASSIGNMENT OF PRODUCTION,
                   SECURITY AGREEMENT AND FINANCING STATEMENT
                               DATED MAY 21, 1997
                                      FROM
                                 TEXOIL COMPANY
                             (MORTGAGOR AND DEBTOR)
                                       TO
                              GARY MILAVEC, TRUSTEE
                                       AND
   RIMCO PARTNERS, L.P., RIMCO PARTNERS, L.P. II, RIMCO PARTNERS, L.P. III AND
                             RIMCO PARTNERS, L.P. IV
                         (MORTGAGEES AND SECURED PARTY)

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The mailing address of the above-named Mortgagees and Secured Party is 600
Travis, Suite 6875, Houston, Texas 77002, the mailing address of Mortgagor and Debtor is 1600 Smith Street, Suite 4000, Houston, Texas 77002 and the mailing address of the Trustee is 600 Travis, Suite 6875, Houston, Texas 77002. This instrument contains after-acquired property provisions.

This instrument secures payment of future advances.

The oil and gas interests included in the Mortgaged Property will be financed at the wellheads of the wells located on the properties described in Exhibit A hereto, and this financing statement is to be filed or filed for record, among other places, in the real estate records.

Mortgagor has an interest of record in the real estate concerned, which is described in Exhibit A hereto.

ATTENTION OF RECORDING OFFICERS: This instrument is a Mortgage and Deed of Trust of both real and personal property and is, among other things, a Security Agreement and Financing Statement under the Uniform Commercial Code. Some of the personal property constituting a portion of the Mortgaged Property is or is to be affixed to the Lands described in Exhibit A hereto, and this financing statement is to be filed or filed for record, among other places, in the real estate records. This instrument creates a lien on rights in, or relating to, Lands of the Mortgagor which are described in Exhibit A hereto and, where applicable, is to be tract indexed with respect to all Lands described in said Exhibit A.

                  Recorded counterparts should be returned to:
                               William P. Swenson
                             Andrews & Kurth L.L.P.
                            4200 Texas Commerce Tower
                              Houston, Texas 77002

                                                          Exhibit 10.12 - Page 1

          MORTGAGE, DEED OF TRUST, ASSIGNMENT OF PRODUCTION, SECURITY
                       AGREEMENT AND FINANCING STATEMENT

            THIS Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement (this "MORTGAGE") dated as of May 21, 1997, is from TEXOIL COMPANY, a Tennessee corporation ("MORTGAGOR"), to GARY MILAVEC, as trustee (the "TRUSTEE"), and RIMCO PARTNERS, L.P., a Delaware limited partnership, RIMCO PARTNERS, L.P. II, a Delaware limited partnership, RIMCO PARTNERS, L.P. III, a Delaware limited partnership, and RIMCO PARTNERS, L.P. IV, a Delaware limited partnership (collectively, "MORTGAGEES") .

                                    RECITALS

            WHEREAS, Mortgagor and Texoil, Inc., a Nevada corporation have entered into an Amended and Restated Note Purchase Agreement, dated as of May 21, 1997 with Mortgagees (such Amended and Restated Note Purchase Agreement, as same may from time to time be amended, modified or amended and restated and in effect, being herein called the "NOTE AGREEMENT"); and

            WHEREAS, pursuant to the Note Agreement, Mortgagees have purchased from Mortgagor and Mortgagor has sold (a) to Mortgagees Mortgagor's 10% Senior Secured Exchangeable General Obligation Notes in the maximum aggregate principal amount of $3,000,000, (b) to Mortgagees (other than RIMCO Partners, L.P.) Mortgagor's 10% Senior Secured General Obligation Notes in the maximum aggregate principal amount of $5,000,000 and (c) to Mortgagees Mortgagor's 10% Senior Secured Exchangeable General Obligation Notes in the maximum aggregate principal amount of $1,500,000; and

            WHEREAS, Mortgagor is granting the Lien under this Mortgage to the Trustee and the Mortgagees pursuant to its obligations under the Note Agreement and for the purpose of, among other things, securing and providing for the repayment of all amounts at any time owing and from time to time owing by Mortgagor to Mortgagees in connection with or under the Note Agreement or the Notes;

            NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                                          Exhibit 10.12 - Page 2

                                    ARTICLE I
                                   DEFINITIONS

            1.1 CERTAIN DEFINED TERMS. Unless the context otherwise requires, as used in this Mortgage and all amendments, restatements, extensions, modifications, renewals, supplements or waivers hereof or hereto, the following terms shall have the following meanings, which meanings shall be equally applicable to both the singular and plural form of such terms.

            "AFFILIATE" shall have the meaning assigned to that term in the Note Agreement.

            "BUSINESS DAY" shall have the meaning assigned to that term in the Note Agreement.

            "COLLATERAL" shall have the meaning assigned to that term in ARTICLE VIII of this Mortgage.

            "DEBTOR" shall have the meaning assigned to that term in ARTICLE VIII hereof.

            "DEBTOR RELIEF LAW(S)" shall mean the Bankruptcy Code of the United States, as amended from time to time, and all other applicable dissolution, liquidation, conservatorship, bankruptcy, moratorium, readjustment of debt, compromise, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

            "DEFAULT" shall have the meaning assigned to that term in the Note Agreement.

            "DEFAULT RATE" shall have the meaning assigned to that term in the Note Agreement.

            "EVENT OF DEFAULT" shall have the meaning assigned to that term in
      ARTICLE VI hereof.

            "EXPLORATION AGREEMENTS" shall mean, collectively, (a) that certain Raceland 3-D Exploration Agreement dated December 6, 1995 among Mortgagor, as Operator and Pogo Producing Company, et al., as Participants, (b) that certain Greens Lake 3-D Exploration Agreement dated October 16, 1995 between Mortgagor and Meridian Oil Inc., as Operator, (c) that certain Laurel Grove 3-D Exploration Agreement dated May 1, 1996 between Mortgagor and Phillips Petroleum Company, as Operator, and (d) all operating agreements, area of mutual interest agreements and other agreements attached or related to any of the foregoing exploration agreements.

            "GOVERNMENTAL AUTHORITY" shall mean any nation or government, any federal, state, province, city, town, municipality, county, local or other political subdivision thereof

                                                          Exhibit 10.12 - Page 3
      or thereto and any court, tribunal, department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

            "HIGHEST LAWFUL RATE" shall have the meaning assigned to that term in the Note Agreement.

            "HYDROCARBONS" shall mean oil, natural gas, condensate and all other liquid or gaseous hydrocarbons and all products produced or separated therefrom.

            "INDEBTEDNESS" shall mean all principal, interest and other amounts now or hereafter owing by Mortgagor to Mortgagees, and their successors, transferees and assigns, under the Notes and the other Transaction Documents and all other obligations, debts, liabilities, covenants and duties of Mortgagor under the Note Agreement and the other Transaction Documents, absolute or contingent, due or to become due, now existing or hereafter arising. The term includes, without limitation, all principal, interest, reasonable charges, expenses, fees, attorneys' fees and disbursements chargeable to Mortgagor under the Note Agreement or the other Transaction Documents, including without limitation, all obligations of Mortgagor now or hereafter existing under this Mortgage, and all interest that accrues, to the extent permitted under applicable law, on all or any part of the obligations after the filing of any petition or pleading against Mortgagor for a proceeding under any Debtor Relief Laws.

            "LANDS" shall mean the lands that are covered by the Leases and the lands that are pooled or unitized therewith.

            "LEASES" shall mean the Oil and Gas Leases described in Exhibit A, together with extensions, renewals or replacements thereof and new leases covering all or any portion of the Lands covered thereby.

            "LIEN" shall mean any mortgage, lien, pledge, charge, security interest or other encumbrance.

            "MATERIAL ADVERSE EFFECT" shall have the meaning assigned to that term in the Note Agreement.

            "MORTGAGE" shall mean this Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement, as same may from time to time be amended, modified, supplemented or restated.

                                                          Exhibit 10.12 - Page 4

            "MORTGAGED PROPERTY" shall have the meaning assigned to that term in
      ARTICLE II to this Mortgage.

            "MORTGAGEES" shall have the meaning assigned to that term in the introduction of this Mortgage and, after transfer of any of the Notes in accordance with the Note Agreement, shall include all subsequent holders of any of the Notes (other than Mortgagor and its Affiliates).

            "MORTGAGOR" shall have the meaning assigned to that term in the introduction to this Mortgage.

            "NOTE AGREEMENT" shall have the meaning assigned to that term in the recitals of this Mortgage.

            "NOTES" shall be the collective reference to (i) those four 10% Senior Secured Exchangeable General Obligation Notes, each dated as of September 6, 1996 issued by Mortgagor in the aggregate principal sum not to exceed $3,000,000 and payable to the order of each Mortgagee bearing interest at the rates provided for in the Notes and providing for the payment of attorneys' fees and acceleration of maturity as set forth in the Note Agreement, and with a present maturity date of September 1, 1999 or such earlier date as provided for in the Note Agreement, all as more particularly described therein or in the Note Agreement, (ii) those three 10% Senior Secured General Obligation Notes, each dated as of September 6, 1996 issued by Mortgagor in the aggregate principal sum not to exceed $5,000,000 and payable to the order of each Mortgagee (other than RIMCO Partners, L.P.) bearing interest at the rates provided for in the Notes and providing for the payment of attorneys' fees and acceleration of maturity as set forth in the Note Agreement, and with a present maturity date of September 1, 2002 or such earlier date as provided for in the Note Agreement, (iii) those four (4) 10% Senior Secured Exchangeable General Obligation Notes, each dated as of May 21, 1997 issued by Mortgagor in the aggregate principal sum not to exceed $1,500,000 and payable to the order of each Mortgagee bearing interest at the rates provided for in the Notes and providing for the payment of attorneys' fees and acceleration of maturity as set forth in the Note Agreement, and with a present maturity date of September 1, 1999 or such earlier date as provided for in the Note Agreement, all as more particularly described therein or in the Note Agreement and (iv) any note given in substitution for any of the foregoing notes, or in modification, renewal, extension or restatement thereof, in whole or in part, as any of the same may be endorsed, amended, modified or supplemented.

            "OIL AND GAS LEASES" shall include oil and gas leases, oil, gas and mineral leases and shall also include subleases thereof and operating rights thereto.

                                                          Exhibit 10.12 - Page 5

            "OPERATING EQUIPMENT" shall mean all personal property, surface or subsurface machinery, equipment, facilities, supplies or other property of whatsoever kind or nature now or hereafter located on or under or affixed to any of the Lands or Leases or now or hereafter used, held for use or useful in connection with the exploration, development and operation of the Lands or Leases and the production, treatment, storage, processing or transportation of Hydrocarbons produced or to be produced from or attributable thereto, including, but not by way of limitation, all oil wells, gas wells, water wells, injection wells, gas processing plants, casing, tubing, rods, pumps, pumping units and engines, christmas trees, derricks, separators, gun barrels, flow lines, tanks, tank batteries, gas systems (for gathering, treating, compression, disposal or injection), chemicals, solutions, water systems (for treating, disposal and injection), pipe, pipelines, meters, apparatus, boilers, compressors, liquid extractors, connectors, valves, fittings, power plants, poles, lines, cables, wires, transformers, starters and controllers, machine shops, tools, machinery and parts, storage yards and equipment stored therein, buildings and camps, telegraph, telephone and other communication systems, roads, loading docks, loading racks and shipping facilities, fixtures, and other appurtenances, appliances and property of every kind and character, movable or immovable, together with all improvements, betterments and additions, accessions and attachments thereto and replacements thereof.

            "PERMITTED ENCUMBRANCES" shall mean (i) the Lien hereof, (ii) any Lien permitted under SECTION 10.02 of the Note Agreement, and (iii) those restrictions, exceptions, reservations, conditions, limitations, interests and other matters, if any, set forth or referred to in Exhibit A.

            "PRODUCTION SALE CONTRACTS" shall mean contracts now or hereafter in effect and entered into by Mortgagor, or Mortgagor's predecessors in interest, for the production, sale, purchase, exchange, processing, gathering, or transporting of Hydrocarbons produced from or attributable to the Subject Interests.

            "REQUIRED HOLDERS" shall mean, at any time, the holder or holders of at least 51% of the then outstanding principal amount of the Notes (exclusive of Notes then owned by Mortgagor or any of its Affiliates).

            "REQUIREMENTS OF LAW" shall mean any federal, state or local law, rule or regulation, permit or other binding determination of any Governmental Authority.

            "SUBJECT INTERESTS" shall mean each kind and character of right, title, interest or estate, whether now owned or hereafter acquired, which Mortgagor has in and to the Leases and each kind and character of right, title, interest or estate, whether now owned or hereafter acquired, which Mortgagor has in and to the Lands, together with each kind and character

                                                          Exhibit 10.12 - Page 6
      of right, title, interest or estate now or hereafter vested in Mortgagor in and to all oil and gas leasehold interests, overriding royalty interests, mineral interests, royalty interests, net profits interests, oil payments, production payments, carried interests, operating rights, and all other properties or interests of every kind or character which relate to any of the Lands and/or the Leases, including, without limitation, Mortgagor's undivided interests in those certain Leases and wells located on the Lands, as same may be specified in Exhibit A attached hereto, whether such right, title, interest or estate be under and by virtue of a Lease, a unitization or pooling agreement, a unitization or pooling order, an assignment, a mineral deed, a royalty deed, an operating agreement, a revenue sharing agreement, a division order, a transfer order, a farmout agreement, a fee simple conveyance or any other type of contract, conveyance or instrument or under any other type of claim or title, legal or equitable, recorded or unrecorded, even though the Mortgagor's interest may be incorrectly or incompletely described in Exhibit A, all as the same shall be enlarged by the discharge of any payments out of production or by the removal of any charges or encumbrances to which any of same are subject.

            "SUBJECT MINERALS" shall mean all Hydrocarbons in, under, upon, produced or to be produced or which may be produced, saved and sold from or which shall accrue and be attributable to, the Subject Interests, including without limitation, all oil in tanks and all rents, issues, profits, proceeds, products, revenues, and other income arising from or attributable to the Subject Interests.

            "TRANSACTION DOCUMENTS" shall have the meaning assigned to that term in the Note Agreement.

            "UNIFORM COMMERCIAL CODE" shall mean the Texas Business and Commerce Code and shall include without limitation Chapter 9 thereof, as amended from time to time and in effect.

            "WELL DATA" shall mean all logs, engineering data, formation tests, drilling reports, division orders, transfer orders, operating agreements, abstracts, title opinions, files, records, memoranda, data bases, information systems, wellcores, fluid samples, production data and reports, well testing data and reports, maps, seismic and geophysical, geological and chemical data and information, interpretive and analytical reports of any kind or nature (including, without limitation, reserve studies and reserve evaluations), computer hardware and software and all documentation therefor or relating thereto (including, without limitation, all licenses relating to or covering such computer hardware, software and/or documentation), and other written information in the possession or control of Mortgagor relating directly or indirectly to (a) any of the Leases or the wells located on any of the Lands or (b) the Exploration Agreements.

                                                          Exhibit 10.12 - Page 7

                                   ARTICLE II
                             MORTGAGE, DEED OF TRUST

            2.1 GRANT OF MORTGAGE, DEED OF TRUST ON REAL PROPERTY AND SECURITY INTEREST IN PERSONAL PROPERTY. Mortgagor, for and in consideration of the premises and of the debts and trusts hereinafter mentioned, and to secure the Indebtedness, has granted, bargained, sold, mortgaged, warranted, assigned, transferred and conveyed, and by these presents does grant, bargain, sell, mortgage, warrant, assign, transfer and convey unto the Trustee, in trust, for the use and benefit of the Mortgagees and their respective successors and assigns, with power of sale, all of Mortgagor's right, title and interest in and to, the following described real and personal property, whether now owned or hereafter acquired, namely:

            (a) the Subject Interests;

            (b) the Subject Minerals;

            (c) the Production Sale Contracts;

            (d) the Exploration Agreements;

            (e) the Operating Equipment;

            (f) all unitization, communitization, operating agreements, pooling agreements and declarations of pooled units and the properties covered and the units created thereby (including all units formed under orders, regulations, rules or other official acts of any federal, state or other governmental agency providing for pooling or unitization, spacing orders or other well permits and other instruments) which relate to or affect all or any portion of the Subject Interests;

            (g) all accounts receivable and other accounts, contract rights, operating rights, general intangibles, chattel paper, documents and instruments arising under the Production Sale Contracts or pertaining to the Subject Interests;

            (h) all oil and gas produced, and/or general intangibles, accounts and other rights to payment under any and all contracts under which Mortgagor is entitled to share in the production from or the proceeds of production from any oil and/or gas wells located on the Lands and Leases described in Exhibit A hereto;

                                                          Exhibit 10.12 - Page 8

            (i) all subleases, farmout agreements, assignments of interest, assignments of operating rights, contracts, operating agreements, bidding agreements, advance payment agreements, rights-of-way, surface leases, franchises, servitudes, privileges, permits, licenses, easements, tenements, hereditaments, improvements, appurtenances and benefits now existing or in the future obtained and incident and appurtenant to any of the foregoing;

            (j) all Well Data subject to confidentiality agreements or restrictions existing in favor of third parties;

            (k) any Liens and security interests in the Subject Interests securing payment of proceeds from the sale of the Subject Minerals including, but not limited to, those liens and security interests provided for in Tex. Bus. & Com. Code Ann. ss. 9.319 (Tex. UCC) (Vernon Supp.
      1989), as amended;

            (l) any other property not included within subparagraphs (a) through
      (k) above that may from time to time hereafter be subjected to the Lien created hereby and security interest hereof by the express consent of Mortgagor, and the Mortgagees and Trustee are hereby authorized to receive the same as additional security for the benefit of the Mortgagees; and

            (m) any and all proceeds, returns, rents, issues, profits, products, revenues and other income arising from or by virtue of the sale, lease or other disposition of, or from any condemnation proceeds payable with respect to loss of the Leases or the Lands, or from any insurance payable with respect to damage, loss or destruction of, the items described in subparagraphs (a) through (l) above;

together with any and all corrections or amendments to, or renewals, extensions or ratifications of, any of the same, or of any instrument relating thereto, all the aforesaid properties, rights and interests which are hereby subjected to the Lien of this instrument, together with any additions thereto which may be subjected to the Lien of this instrument by means of supplements or amendments hereto, being hereinafter called the "MORTGAGED PROPERTY."

            Subject, however, to the condition that neither the Mortgagees nor the Trustee shall be liable in any respect for the performance of any covenant or obligation of Mortgagor in respect of the Mortgaged Property.

            TO HAVE AND TO HOLD the Mortgaged Property unto the Trustee and its successors and assigns forever to secure the payment and performance of the Indebtedness and to secure the performance of the covenants, agreements and obligations of Mortgagor herein contained.

                                                          Exhibit 10.12 - Page 9

                                   ARTICLE III
             PARTICULAR WARRANTIES AND REPRESENTATIONS OF MORTGAGOR

            Mortgagor hereby warrants and represents to the Trustee and Mortgagees as follows:

            3.1 LEASES. The Leases are in full force and effect, are valid, subsisting leases covering the entire estates to which they pertain and all rentals, royalties and other amounts due and payable in accordance with the terms of the Leases have been duly paid or provided for, the obligations to be performed under the Leases have been duly performed (and Mortgagor is not aware of any default by any third party with respect to such third party's obligations).

            3.2 TITLE. Subject to Permitted Encumbrances, Mortgagor has good and defensible title to all of the Mortgaged Property. The warranty made by Mortgagor hereunder with respect to its title or interest in the Mortgaged Property shall not in any manner limit the quantum of interest affected by this Mortgage. It is intended that this Mortgage shall cover and affect Mortgagor's entire present and future interest in the Mortgaged Property without regard to any recited warranted interest. The reference to Permitted Encumbrances in this Mortgage is made for the purpose of giving effect to the warranties of Mortgagor contained herein, and is not intended to limit or restrict the description of the Mortgaged Property, nor is it intended that this Mortgage or the rights of Mortgagees hereunder shall be subject to, or encumbered by, the Permitted Encumbrances solely by reference thereto. Each of the Production Sale Contracts and each of the operating agreements governing any Lease described on Exhibit A attached hereto is free from any material credit, deduction, allowance, defense, dispute, setoff, or counterclaim (other than current charges provided for in such instruments but not yet due and payable) and there is no extension or indulgence with respect thereto.

            3.3 POWER AND AUTHORITY. Mortgagor has the full power and legal right to grant, bargain, sell, mortgage, assign, transfer and convey a lien and security interest in all of the Mortgaged Property in the manner and form herein provided and without obtaining the waiver, consent or approval of any lessor, sublessor, governmental agency or entity or party whomsoever or whatsoever which has not been obtained.

            3.4 IMBALANCES, ETC. As of the date hereof, (i) neither Mortgagor nor Mortgagor's predecessors in title have received prepayments (including, but not limited to, payments for gas not taken pursuant to "take or pay" arrangements) for any Hydrocarbons produced from the Mortgaged Properties after the date hereof; (ii) no Mortgaged Property is subject at the present time to any regulatory refund obligation and, to the best of Mortgagor's knowledge, no situations exist where the same might be imposed; (iii) no Mortgaged Property is subject to a gas balancing arrangement under which an imbalance exists with respect to which imbalance Mortgagor is in an overproduced status and is required to (A) permit one or more third parties to take a portion of the production

                                                         Exhibit 10.12 - Page 10
attributable to such Mortgaged Property without payment (or without full payment) therefor and/or (B) make payment in cash, in order to correct such imbalance; or (iv) to the best of Mortgagor's knowledge, no Mortgaged Property is subject to having allowable production after the date of this Mortgage reduced below the full and regular allowable because of any over-production prior to the date of this Mortgage.

            3.5 NO GOVERNMENTAL APPROVALS. Mortgagor warrants that no approval or consent of any regulatory or administrative commission or authority, or of any other governmental body, is necessary to authorize the execution and delivery of this Mortgage, or that such approvals as are required have been obtained; and that no such approval or consent is necessary to authorize the observance or performance by Mortgagor of the covenants herein contained, or that such approvals as are required have been obtained.

            3.6 PRODUCING WELLS. All producing wells located on the Lands have been drilled, operated and produced in all material respects in conformity with all applicable laws, rules, regulations and orders of all regulatory authorities having jurisdiction, and are subject to no penalties on account of past production, and are bottomed under and are producing from, and the well bores are wholly within, the Lands.

            3.7 PRINCIPAL PLACE OF BUSINESS. The principal place of business and chief executive office of Mortgagor and the place where Mortgagor's books and records of account are kept is located at 1600 Smith Street, Suite 4000, Houston, Texas 77002. Mortgagor's taxpayer identification number is 741483196.


                                   ARTICLE IV
                PARTICULAR COVENANTS AND AGREEMENTS OF MORTGAGOR

            Mortgagor hereby covenants to and agrees with the Trustee and Mortgagees as follows:

            4.1 OPERATION OF MORTGAGED PROPERTY. So long as the Indebtedness or any part thereof remains unpaid, and whether or not Mortgagor is the operator of the Mortgaged Property, Mortgagor shall, at Mortgagor's own expense:

            (a) Do all things necessary to keep unimpaired in all material respects Mortgagor's rights and remedies in or under the Mortgaged Property and shall not, except in the ordinary course of business as a reasonably prudent operator would do under similar circumstances, abandon any well or forfeit, surrender, release or default under any Lease or any Production Sale Contract, or consent to any of the foregoing, directly or indirectly;

                                                         Exhibit 10.12 - Page 11

            (b) Perform or cause to be performed, each and all covenants, agreements, terms, conditions and limitations imposed upon Mortgagor or its predecessors in interest and expressly contained in (i) the Leases, the operating agreements governing any of the Leases, any Production Sale Contract, or any instrument or document relating thereto, and (ii) any assignment or other form of conveyance, under or through which the Leases or an undivided interest therein are now held, except where the failure to so perform, individually or in the aggregate, will not have a Material Adverse Effect, and to perform or cause to be performed all implied covenants and obligations imposed upon Mortgagor in connection with the Leases, the operating agreements governing any of the Leases, any Production Sale Contract or any document or instrument relating thereto, except where the failure to so perform, individually or in the aggregate, will not have a Material Adverse Effect;

            (c) Cause, or in the event Mortgagor is not the operator of the Subject Interests, use reasonable efforts to cause, the Subject Interests to be maintained, developed, protected against drainage, and continuously operated for the production of Hydrocarbons in a good and workmanlike manner as would a prudent operator and in compliance with all applicable operating agreements and contracts;

            (d) Except to the extent such amounts are being contested in good faith and by appropriate proceedings, cause to be paid, promptly as and when due and payable, (i) all rentals, delay rentals and royalties and indebtedness payable in respect of the Subject Interests, and all expenses incurred in or arising from the operation or development of the Subject Interests and (ii) all amounts due and payable in accordance with the terms of each Production Sale Contract, other than such amounts which Mortgagor is diligently contesting in good faith and by appropriate proceedings;

            (e) Cause, or in the event Mortgagor is not the operator of the Subject Interests, use reasonable efforts to cause, the Operating Equipment to be kept in good and effective operating condition, and all repairs, renewals, replacements, additions and improvements thereof or thereto, necessary to the production of Hydrocarbons from the Subject Interests to be promptly made;

            (f) Cause the Mortgaged Property or any part thereof or the rents, issues, revenues, profits and other income therefrom to be kept free and clear of all liens, charges, security interests and encumbrances of every character, other than Permitted Encumbrances; and

            (g) Deliver, or cause to be delivered, to Mortgagees a copy of any notice, demand or other material communication from any other party to the Leases, the operating agreements governing any of the Leases described in Exhibit A attached hereto or any

                                                         Exhibit 10.12 - Page 12

      Production Sale Contract relating to any alleged, potential or actual material breach thereunder or material breach of any of the covenants, agreements, terms, or limitations thereof which would have a Material Adverse Effect on the rights of Mortgagor thereunder.

            4.2 RECORDING, ETC. Upon the request of Mortgagees, Mortgagor, at its expense, will promptly record, register, deposit and file this and every other instrument in addition or supplemental hereto in such offices and places and at such times and as often as may be necessary to preserve, protect and renew the Lien hereof as a first priority perfected Lien on real or personal property as the case may be and the rights and remedies of the Trustee and the Mortgagees, and otherwise will do and perform all matters or things necessary or expedient to be done or observed by reason of any law or regulation of any state or of the United States of America or of any other competent authority, for the purpose of effectively creating, maintaining and preserving the Lien of this Mortgage and the perfection and priority thereof.

            4.3 SALE OR MORTGAGE OF MORTGAGED PROPERTY. Mortgagor will not sell, convey, mortgage, pledge, or otherwise dispose of or encumber the Mortgaged Property or any portion thereof, or any of Mortgagor's rights, titles, interests or estates therein other than as permitted in the Note Agreement; and Mortgagor will not enter into any arrangement with any gas pipeline company or other purchaser of Hydrocarbons regarding the Mortgaged Property outside the ordinary course of business whereby said gas pipeline company or purchaser may set off any claim against Mortgagor by withholding payment for any Hydrocarbons actually delivered.

            4.4 FURTHER ASSURANCES. Mortgagor will execute and deliver such other and further instruments and will use its reasonable best efforts to do such other and further acts as in the reasonable opinion of the Trustee or the Mortgagees may be necessary or desirable to carry out more effectually the purposes of this instrument, including, without limiting the generality of the foregoing, (a) prompt correction of any defect which may hereafter be discovered in the title to or description of the Mortgaged Property or any part thereof or in the execution and acknowledgment of this instrument, any Note, or other document executed in connection herewith, (b) prompt execution and delivery of all division or transfer orders which in the opinion of Mortgagees are needed to transfer effectively to Mortgagees the assigned proceeds of production from the Subject Interests, and (c) obtain any necessary governmental approvals, including, without limitation, those of the United States or the State of Texas.

            4.5 ADVERSE CLAIMS. Mortgagor will warrant and forever defend the title to the Mortgaged Property unto the Trustee and the Mortgagees against every Person whomsoever lawfully claiming the same or any part thereof, and Mortgagor will maintain and preserve the Lien created hereby so long as any of the Indebtedness remains unpaid. Should a material adverse claim be made against or a cloud develop upon the title to any part of the Mortgaged Property, Mortgagor agrees it will immediately defend against such adverse claim or take appropriate action to remove such

                                                         Exhibit 10.12 - Page 13
cloud at Mortgagor's expense if such claim would, in the reasonable judgment of Mortgagees, materially and adversely affect the Mortgaged Property, or any material part thereof, and Mortgagor further agrees that Mortgagees and/or the Trustee may take such other action they deem advisable to protect and preserve their interests in the Mortgaged Property, and in such event Mortgagor will indemnify Mortgagees and Trustee against any and all costs, reasonable attorneys' fees and other expenses which they may incur in defending against any such adverse claim or taking action to remove any such cloud.

            4.6 RELOCATION OF OFFICES. Mortgagor shall not change its taxpayer identification number, name or identity or its corporate structure, or relocate its principal place of business or chief executive office to a county or state other than that specified in SECTION 3.7 of this Mortgage or otherwise relocate any portion of the personal property comprising part of the Mortgaged Property to a county or state other than that where it is presently located unless prior to such relocation Mortgagor (a) gives 30 days' prior written notice to the Mortgagees and the Trustee, which notice shall include, without limitation, the nature of the change and/or the name of the county and state into which such relocation is to be made and (b) executes and delivers all such additional documents and performs all additional acts as the Mortgagees or the Trustee or their counsel shall reasonably feel is necessary or advisable in order to continue and maintain the existence and priority of Mortgagees' security interest in the personal property comprising part of the Mortgaged Property so relocated.

                                    ARTICLE V
                            ASSIGNMENT OF PRODUCTION

            5.1 ASSIGNMENT OF RENTS. Mortgagor hereby absolutely and unconditionally assigns and transfers to Mortgagees all the income, rents, royalties, revenue, issues, profits, and proceeds of the Subject Interests, whether now due, past due or to become due, and hereby gives to and confers upon Mortgagees the right, power and authority to collect such income, rents, royalties, revenue, issues, profits and proceeds. Mortgagor irrevocably appoints Mortgagees its true and lawful attorney at the option of Mortgagees at any time to demand, receive, and enforce payment, to give receipts, releases, and satisfactions and to sue, either in the name of Mortgagor or in the name of Mortgagees, for all such income, rents, royalties, revenue, issues, profits and proceeds. Neither the foregoing assignment nor the exercise by Mortgagees of any of their rights or remedies under this Mortgage shall be deemed to make Mortgagees a "mortgagee-in-possession" or otherwise responsible or liable in any manner with respect to the Mortgaged Property or the use, occupancy, enjoyment or operation of all or any portion thereof, unless Mortgagees, in person or by agent, assumes actual possession thereof, nor shall appointment of a receiver for the Subject Interests by any court at the request of Mortgagees or by agreement with Mortgagor or the entering into possession of the Subject Interests or any part thereof by such receiver be deemed to make Mortgagees a "mortgagee-in-possession" or otherwise responsible or liable in any manner with

                                                         Exhibit 10.12 - Page 14
respect to the Subject Interests or the use, occupancy, enjoyment or operation of all or any portion thereof. Notwithstanding anything to the contrary contained herein, until such time as Mortgagees or Mortgagor shall have instructed such parties to deliver such rents, income, royalties, revenues, issues, profits or proceeds directly to Mortgagees (which such instructions may be given only after the occurrence and during the continuance of an Event of Default but the giving of such instructions shall as to such parties be conclusive as to the occurrence and continuance of an Event of Default), such parties shall be entitled to deliver such rents, income, royalties, revenues, issues, profits and proceeds to Mortgagor, to be applied in accordance with the Note Agreement.

            5.2 ASSIGNMENT OF PRODUCTION. As further security for the payment of the Indebtedness, Mortgagor has transferred, assigned, warranted and conveyed and does hereby transfer, assign, warrant and convey to Mortgagees, their successors and assigns, and grants to Mortgagees a security interest in, effective as of the date hereof, at 7:00 o'clock a.m., local time, all Hydrocarbons which are thereafter produced and which accrue to the Subject Interests, all products obtained or processed therefrom and all revenues and proceeds now or hereafter attributable to said Hydrocarbons and said products as well as any Liens and security interests securing any sales of said Hydrocarbons, including, but not limited to, those liens and security interests provided for in the Tex. Bus. & Com. Code Ann. ss.9.319 (Tex. UCC) (Vernon Supp.
1989), as amended. All parties producing, purchasing or receiving any such Hydrocarbons or products, or having such Hydrocarbons, products, or proceeds therefrom in their possession for which they or others are accountable to Mortgagees by virtue of the provisions of this Article, are authorized and directed to treat and regard Mortgagees as the assignees and transferees of Mortgagor and entitled in such Mortgagor's place and stead to receive such Hydrocarbons and all proceeds therefrom; and said parties and each of them shall be fully protected in so treating and regarding Mortgagees and shall be under no obligation to see to the application by Mortgagees of any such proceeds or payments received by them; provided, however, that, until Mortgagees or Mortgagor shall have instructed such parties to deliver such Hydrocarbons and all proceeds therefrom directly to Mortgagees, (which such instructions may be given only after the occurrence and during the continuance of an Event of Default but the giving of such instructions shall as to such parties be conclusive as to the occurrence and continuance of an Event of Default) such parties shall be entitled to deliver such Hydrocarbons and all proceeds therefrom to Mortgagor to be applied in accordance with the Note Agreement. Mortgagor agrees to perform all such acts, and to execute all such further assignments, transfers and division orders, and other instruments as may be required or desired by Mortgagees or any party in order to have said revenues and proceeds so paid to Mortgagees. Mortgagees are fully authorized to receive and receipt for said revenues and proceeds, to endorse and cash any and all checks and drafts payable to the order of such Mortgagor or Mortgagees for the account of Mortgagor received from or in connection with said revenues or proceeds and apply the proceeds thereof in accordance with SECTION 5.3 hereof, and to execute transfer and division orders in the name of Mortgagor, or otherwise, with warranties binding Mortgagor. Mortgagor will execute and deliver to Mortgagees any instruments Mortgagees may from time to time request for the purpose of effectuating this

                                                         Exhibit 10.12 - Page 15
assignment and the payment to Mortgagees of the proceeds assigned. Neither the foregoing assignment nor the exercise by Mortgagees of any of its rights under this Mortgage shall be deemed to make Mortgagees a "mortgagee-in-possession" or otherwise responsible or liable in any manner with respect to the Subject Interests or the use, occupancy, enjoyment or operation of all or any portion thereof, unless and until Mortgagees, in person or by agent, assumes actual possession thereof, nor shall appointment of a receiver for the Mortgaged Property by any court at the request of Mortgagees or by agreement with either Mortgagor or the entering into possession of the Mortgaged Property or any part thereof by such receiver be deemed to make Mortgagees a "mortgagee-in-possession" or otherwise responsible or liable in any manner with respect to the Mortgaged Property or the use, occupancy, enjoyment or operation of all or any portion thereof.

            5.3 APPLICATION OF PROCEEDS. All payments received by Mortgagees pursuant to SECTION 5.1 or 5.2 hereof shall be promptly applied to the Indebtedness as follows:

            First: To the payment and satisfaction of all reasonable costs and expenses incurred in connection with the collection of such proceeds and the payment and reimbursement of all amounts of Indebtedness (except that included in "Second" and "Third" below);

            Second: To the payment and satisfaction of the accrued interest and/or any principal amount then due and owing on the Notes, pro rata in proportion to the outstanding amount owing on each Note, such application to be as set forth in the Note Agreement; and

            Third: The balance, if any, shall be applied on the then unmatured principal amounts of the Notes and all other amounts owed under the Note Agreement, such application to be as set forth in the Note Agreement.

            5.4 NO LIABILITY OF MORTGAGEES IN COLLECTING. Mortgagees are hereby absolved from all liability for failure to enforce collection of any proceeds so assigned and from all other responsibility in connection therewith, except the responsibility to account to Mortgagor for funds actually received. Mortgagees shall have the right, at their election, to prosecute and defend any and all actions or legal proceedings deemed advisable by Mortgagees in order to collect such funds and to protect the interests of Mortgagees and/or Mortgagor, with all reasonable costs, expenses and attorneys' fees incurred in connection therewith being paid by Mortgagor.

            5.5 ASSIGNMENT NOT A RESTRICTION ON MORTGAGEES' RIGHTS. Nothing herein contained shall detract from or limit the absolute obligation of Mortgagor to make payment in full of the Indebtedness regardless of whether the proceeds assigned by this Article are sufficient to pay the same, and the rights under this Article shall be in addition to all other security now or hereafter existing to secure the payment of the Indebtedness.

                                                         Exhibit 10.12 - Page 16

            5.6 STATUS OF ASSIGNMENT. Notwithstanding the other provisions of this ARTICLE V, the Mortgagees or the Trustee or any receiver appointed in judicial proceedings for the enforcement of this instrument shall have the right to receive all of the Hydrocarbons herein assigned and the proceeds therefrom after the Notes have been declared due and payable in accordance with this Mortgage and the Note Agreement and to apply all of said proceeds as set forth in SECTION 5.3 hereof. Upon any sale of the Subject Interests or any part thereof pursuant to ARTICLE VII hereof, the Hydrocarbons thereafter produced from the Subject Interests so sold, and the proceeds therefrom, shall be included in such sale and shall pass to the purchaser free and clear of the assignment contained in this Article.

            5.7 INDEMNITY. MORTGAGOR SHALL INDEMNIFY THE TRUSTEE, THE MORTGAGEES, THEIR PARTNERS, AND THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS, REPRESENTATIVES AND EMPLOYEES (THE "INDEMNITEES") AGAINST ALL CLAIMS, LOSSES, ACTIONS, LIABILITIES, JUDGMENTS, COSTS, ATTORNEYS' FEES AND OTHER CHARGES OF WHATSOEVER KIND OR NATURE, (COLLECTIVELY, "CLAIMS") MADE AGAINST OR INCURRED BY THEM OR ANY OF THEM AS A CONSEQUENCE OF THE ASSERTION, EITHER BEFORE OR AFTER THE PAYMENT IN FULL OF THE INDEBTEDNESS, THAT THEY OR ANY OF THEM RECEIVED HYDROCARBONS HEREIN ASSIGNED OR THE PROCEEDS THEREOF CLAIMED BY THIRD PERSONS. IT IS THE EXPRESS INTENTION OF MORTGAGOR THAT MORTGAGOR'S INDEMNIFICATION OBLIGATIONS WITH RESPECT TO THE FOREGOING MATTERS SHALL INCLUDE ANY CLAIMS RESULTING FROM THE SOLE, JOINT OR CONCURRENT NEGLIGENCE OF ANY INDEMNITEE; PROVIDED, THAT NO INDEMNITEE SHALL BE ENTITLED TO INDEMNIFICATION FOR ANY CLAIM RESULTING FROM ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. The terms and provisions of this SECTION 5.7 shall specifically survive payment in full of the Indebtedness, release of liens, assignments and security interests of this Mortgage, the exercise by Mortgagees or the Trustee of any and all remedies hereunder and/or acceptance of a deed or other conveyance in lieu of foreclosure with respect to the Mortgaged Property or any part thereof.

      5.8 RIGHTS TO TIMELY PAYMENT. For purposes of more fully effecting the assignment made under this ARTICLE V and continuing the rights of the Trustee and the Mortgagees hereunder, Mortgagor hereby appoints the Trustee and the Mortgagees as its attorney-in-fact to pursue any and all rights, remedies and payments in respect of the Hydrocarbons and proceeds therefrom, including, but not limited to, proceeds accruing prior to the effective date of the assignment contained in this ARTICLE V. The power of attorney granted to the Trustee and the Mortgagees under this SECTION 5.8, being coupled with an interest, shall be irrevocable so long as the Indebtedness or any part thereof remains unpaid.

                                                         Exhibit 10.12 - Page 17

                                   ARTICLE VI
                                EVENTS OF DEFAULT

            6.1 EVENTS OF DEFAULT. The occurrence of any "Event of Default" as defined under the Credit Agreement shall be and constitute an event of default under this Mortgage (herein referred to as an "Event of Default").

            6.2 EFFECT OF EVENT OF DEFAULT. If any Event of Default of the type described in Section 11.01(f) or (g) of the Note Agreement shall occur and be continuing, the Notes and all other outstanding Indebtedness secured hereby shall automatically become and be immediately due and payable in each instance without grace, demand, presentment for payment, protest or notice (including, but not limited to, notice of intent to accelerate and notice of acceleration) of any kind to Mortgagor or any other Person, all of which are hereby expressly waived, and Mortgagees may proceed to enforce its rights hereunder. If an Event of Default (other than an Event of Default of the type described in Section 11.01(f) or (g) of the Note Agreement) shall occur and be continuing:

            (a) the Required Holders may by notice in writing to Mortgagor declare the principal of and accrued interest on the Notes and all other outstanding Indebtedness secured hereby to be immediately due and payable whereupon the outstanding balance on the Notes and all other outstanding Indebtedness shall become and be immediately due and payable, in each instance without grace, demand, presentment for payment, protest or notice (including, but not limited to, notice of intent to accelerate and notice of acceleration) of any kind to Mortgagor or any other person, all of which are hereby expressly waived; and

            (b) the Required Holders may proceed to enforce the rights of Mortgagees hereunder.

                                   ARTICLE VII
                             ENFORCEMENT OF REMEDIES

            7.1 POWER OF SALE OF REAL PROPERTY CONSTITUTING A PART OF THE MORTGAGED PROPERTY. Upon the occurrence of an Event of Default, the Trustee or his successors or substitutes shall have the right and power to sell (the power of sale permitted and provided for by statute being hereby expressly granted to the Trustee and/or the Mortgagees by the Mortgagor), at one or more sales, as an entirety or in parcels, as he or they may elect (or as required by law), the real property constituting a part of the Mortgaged Property, at such place or places and otherwise in such manner and upon such notice as may be required by applicable law, or, in the absence of any such requirement, as the Trustee may deem appropriate, and upon receipt of the sale price to make conveyance to the purchaser or purchasers, and Mortgagor or its successors and assigns shall warrant

                                                         Exhibit 10.12 - Page 18
good and defensible title to such real property subject only to Permitted Encumbrances to such purchaser or purchasers. The Trustee shall give such notice of the sale of all or any portion of the Mortgaged Property as is required to comply with the laws of the jurisdiction in which such Mortgaged Property is located. The Trustee may postpone the sale of all or any portion of such real property by public announcement at the time and place of such sale, and from time to time thereafter may further postpone such sale by public announcement made at time of sale fixed by the preceding postponement. The right of sale hereunder shall not be exhausted by one or any sale, and the Trustee may make other and successive sales until all of the Mortgaged Property be legally sold.

            7.2 RIGHTS OF THE TRUSTEE WITH RESPECT TO PERSONAL PROPERTY CONSTITUTING A PART OF THE MORTGAGED PROPERTY. Upon the occurrence and during the continuance of an Event of Default, the Trustee or his successors or substitutes will have all rights and remedies granted by law, and particularly by the Uniform Commercial Code, including, but not limited to, the right to take possession of all personal property constituting a part of the Mortgaged Property, and for this purpose the Trustee may enter upon any premises on which any or all of such personal property is situated and take possession of and operate such personal property (or any portion thereof) or remove it therefrom. The Trustee may require Mortgagor to assemble such personal property and make it available to the Trustee at a place to be designated by the Trustee which is reasonably convenient to all parties. Unless such personal property is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Trustee will give Mortgagor reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition of such personal property is to be made. This requirement of sending reasonable notice will be met if the notice is mailed by first class mail, postage prepaid, to Mortgagor at the address shown below the signatures at the end of this instrument at least ten (10) days before the time of the sale or disposition.

            7.3 RIGHTS OF THE TRUSTEE WITH RESPECT TO FIXTURES CONSTITUTING A PART OF THE MORTGAGED PROPERTY. Upon the occurrence and during the continuance of an Event of Default, the Trustee may elect to treat the fixtures constituting a part of the Mortgaged Property as either real property collateral or personal property collateral and proceed to exercise such rights as apply to such type of collateral.

            7.4 JUDICIAL PROCEEDINGS. Upon occurrence and during the continuance of an Event of Default, the Trustee or the Required Holders may proceed by a suit or suits in equity or at law, whether for a foreclosure hereunder, or for the sale of the Mortgaged Property, or for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for the appointment of a receiver or keeper pending any foreclosure hereunder or the sale of the Mortgaged Property, or for the enforcement of any other appropriate legal or equitable remedy. Upon occurrence and during the continuance of an Event of Default, Mortgagor agrees that, to the extent permitted by law, the appointment of a receiver or keeper shall

                                                         Exhibit 10.12 - Page 19
be as a matter of right and without proof of insolvency, fraud, insecurity or mismanagement on the part of Mortgagor. Mortgagor agrees that such receiver or keeper may be appointed to take possession of, hold, maintain, operate and preserve the Mortgaged Property, including the production and sale of all Hydrocarbons therefrom, and to apply the proceeds of the sale thereof in the manner set forth in Section 7.9 hereof; and said receiver may be authorized to sell and dispose of the Mortgaged Property under orders of the Court appointing such receiver.

            7.5 POSSESSION OF THE MORTGAGED PROPERTY. It shall not be necessary for the Trustee to have physically present or constructively in his possession at any sale held by the Trustee or by any court, receiver or public officer any or all of the Mortgaged Property, and Mortgagor shall deliver to the purchaser at such sale on the date of sale the Mortgaged Property owned by Mortgagor and purchased by such purchasers at such sale, and if it should be impossible or impracticable for any of such purchasers to take actual delivery of the Mortgaged Property, then the title and right of possession to the Mortgaged Property shall pass to the purchaser at such sale as completely as if the same had been actually present and delivered.

            7.6 CERTAIN ASPECTS OF A SALE. Mortgagees shall have the right to become the purchaser at any sale held by the Trustee or by any court, receiver or public officer, and Mortgagees shall have the right to credit upon the amount of the bid made therefor, the amount payable out of the net proceeds of such sale to it. Recitals contained in any conveyance made to any purchaser at any sale made hereunder shall conclusively establish the truth and accuracy of the matters therein stated, including, without limiting the generality of the foregoing, nonpayment of the unpaid principal sum of, and the interest accrued on, the Notes after the same have become due and payable, advertisement and conduct of such sale in the manner provided herein or appointment of any successor Trustee hereunder.

            7.7 RECEIPT TO PURCHASER. Upon any sale, whether made under the Uniform Commercial Code, the power of sale herein granted or conferred or by virtue of judicial proceedings, the receipt of the Trustee or of the officer making sale under judicial proceedings, acknowledging the payment of purchase money with respect thereto, shall be sufficient discharge to the purchaser or purchasers at any sale for his or their purchase money, and such purchaser or purchasers and his or their assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt of the Trustee or of such officer therefor, be obliged to see to the application of such purchase money, or be in anywise answerable for any loss, misapplication or non-application thereof.

            7.8 EFFECT OF SALE. Any sale or sales of the Mortgaged Property or any part thereof, whether under the Uniform Commercial Code, the power of sale herein granted and conferred or by virtue of judicial proceedings, shall operate to divest all right, title, interest, claim and demand whatsoever either at law or in equity, of Mortgagor of, in and to the Mortgaged Property

                                                         Exhibit 10.12 - Page 20
sold, and shall be a perpetual bar, both at law and in equity, against Mortgagor, and Mortgagor's successors or assigns, and against any and all persons claiming or who shall thereafter claim all or any of the property sold from, through or under Mortgagor, or Mortgagor's successors or assigns. Nevertheless, Mortgagor, if requested by the Trustee or the Mortgagees so to do, shall join in the execution and delivery of all proper conveyances, assignments and transfers of the properties so sold.

            7.9 APPLICATION OF PROCEEDS. The proceeds of any sale of the Mortgaged Property, or any part thereof, whether under the Uniform Commercial Code, the power of sale herein granted and conferred or by virtue of judicial proceedings, whose application has not elsewhere herein been specifically provided for, shall be applied to the Indebtedness as follows:

            First: To the payment of all reasonable expenses incurred by the Trustee and the Mortgagees incident to the enforcement of this Mortgage, the Notes or any of the Indebtedness including, without limiting the generality of the foregoing, all such expenses of any entry or taking of possession, of any sale, of advertisement thereof, and of conveyances, and as well, court costs, compensation of agents and employees and legal fees;

            Second: To the payment of all other costs, charges, expenses, liabilities and advances incurred or made by the Trustee or the Mortgagees under this Mortgage or in executing any power hereunder;

            Third: To the payment of the Notes and any other Indebtedness, with interest to the date of such payment, pro rata in proportion to the outstanding amount owing on each Note in such order and manner as set forth in the Note Agreement;

            Fourth: Any surplus thereafter remaining shall be paid to Mortgagor or Mortgagor's successors or assigns, as their interests shall appear or as a court of competent jurisdiction may direct.

            7.10 MORTGAGOR'S WAIVER OF APPRAISEMENT, MARSHALING, ETC. RIGHTS. Mortgagor agrees, to the full extent that Mortgagor may lawfully so agree, that Mortgagor will not at any time insist upon or plead or in any manner whatever claim the benefit of any appraisement, valuation, stay, extension or redemption of law now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Mortgage or the absolute sale of the Mortgaged Property or the possession thereof by any purchaser at any sale made pursuant to any provision hereof, or pursuant to the decree of any court of competent jurisdiction; but Mortgagor, for Mortgagor and all who may claim through or under Mortgagor, so far as Mortgagor or those claiming through or under Mortgagor now or hereafter lawfully may, hereby waives the benefit of all such laws. Mortgagor, for Mortgagor and all who may claim through or under Mortgagor (including, without limitation, a holder of a Lien subordinate to the Lien created hereby, without implying that Mortgagor has,

                                                         Exhibit 10.12 - Page 21
except as expressly provided herein, a right to grant an interest in, or subordinate a Lien on, the Mortgaged Property), hereby waives, to the fullest extent permitted by applicable law, any and all right to have any of the Mortgaged Property marshaled upon any foreclosure of the Lien hereof, or sold in inverse order of alienation, and agrees that the Trustee or any court having jurisdiction to foreclose such Lien may sell the Mortgaged Property as an entirety. If any law in this paragraph referred to and now in force, of which Mortgagor or Mortgagor's successor or successors might take advantage despite the provisions hereof, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to constitute any part of the contract herein contained or to preclude the operation or application of the provisions of this paragraph.

            7.12 COSTS AND EXPENSES. All reasonable costs and expenses (including reasonable attorneys' fees) incurred by the Trustee and the Mortgagees in protecting and enforcing their rights hereunder, shall, to the extent permitted by applicable law, constitute a demand obligation owing by Mortgagor to the party incurring such costs and expenses and shall bear interest until paid at the Default Rate.

            7.13 OPERATION OF PROPERTY BY THE TRUSTEE. Upon the occurrence and during the continuation of an Event of Default and in addition to all other rights herein conferred on the Trustee, the Trustee (or any person, firm or corporation designated by the Trustee) shall have the right and power, but shall not be obligated, to enter upon and take possession of any of the Mortgaged Property, and to exclude Mortgagor, and Mortgagor's agents or servants, wholly therefrom, and to hold, use, administer, manage and operate the same to the extent that Mortgagor shall be at the time entitled and in his place and stead. The Trustee, or any person, firm or corporation designated by the Trustee, may operate the same without any liability to Mortgagor in connection with such operations, except for gross negligence or willful misconduct in the operation of such Mortgaged Property, and the Trustee or any person, firm or corporation designated by the Trustee, shall have the right and power, but shall not be obligated, to collect, receive and receipt for all Hydrocarbons produced and sold from said Mortgaged Property, to make repairs, purchase machinery and equipment, conduit and power, to enter work-over operations, drill additional wells and to exercise every power, right and privilege of Mortgagor with respect to the Mortgaged Property. When and if the expenses of such operation and development (including costs of unsuccessful work-over operations or additional wells) have been paid and the Indebtedness paid, said Mortgaged Property shall, if there has been no sale or foreclosure, be returned to Mortgagor.

            7.14 SALE OF PROPERTY IN TEXAS. Upon the occurrence and continuance of an Event of Default, the Trustee is hereby authorized and empowered to sell or offer for sale any part of the Mortgaged Property located in the State of Texas, with or without having first taken possession of same, to the highest bidder for cash at public auction. Such sale shall be made at the courthouse (or such other place designated by the commissioner's court) of the county in Texas in which the Texas portion of the Mortgaged Property or any part thereof is situated, as herein described, between the

                                                         Exhibit 10.12 - Page 22
hours of 10:00 a.m. and 4:00 p.m. on the first Tuesday of any month, beginning within three (3) hours of the time provided in the notices described herein, after posting a written or printed notice or notices of the place, earliest time at which the sale will begin and the terms of said sale, and the portion of the Mortgaged Property to be sold, by posting (or having some person or persons acting for the Trustee post) for at least twenty-one (21) days preceding the date of the sale, written or printed notice of the proposed sale at the courthouse door (or such other place designated by the commissioner's court) of said county in which the sale is to be made; and if such portion of the Mortgaged Property lies in more than one county, one such notice of sale shall be posted at the courthouse door (or such other place designated by the commissioner's court) of each county in which such part of the Mortgaged Property is situated and such part of the Mortgaged Property may be sold at the courthouse door (or such other place designated by the commissioner's court) of any one of such counties, and the notice so posted shall designate in which county such property shall be sold. In addition to such posting of notice, the Mortgagees, the Trustee or other holder of the Indebtedness hereby secured (or some person or persons acting for the Trustee, the Mortgagees or other such holder) shall, at least twenty-one (21) days preceding the date of sale, file a copy of such notice(s) in the office of the county clerk in each of such counties and serve or cause to be served written notice of the proposed sale by certified mail on Mortgagor and on each other debtor, if any, obligated to pay the Indebtedness according to the records of the Mortgagees. Service of such notice shall be completed upon deposit of the notice, enclosed in a postpaid wrapper properly addressed to Mortgagor and such other debtors at their most recent address or addresses as shown by the records of the Mortgagees in a post office or official depository under the care and custody of the United States Postal Service. The affidavit of any person having knowledge of the facts to the effect that such a service was completed shall be prima facie evidence of the fact of service. Mortgagor agrees that no notice of any sale, other than as set out in this paragraph, need be given by the Trustee, the Mortgagees or any other person. Mortgagor hereby designates as its address for the purpose of such notice, the address set out on the signature page hereof; and agrees that such address shall be changed only by depositing notice of such change enclosed in a postpaid wrapper in a post office or official depository under the care and custody of the United States Postal Service, certified mail, postage prepaid, return receipt requested, addressed to the Mortgagees at the addresses set out herein (or to such other address as the Mortgagees may have designated by notice given as above provided to Mortgagor and such other debtors). Any such notice of change of address of Mortgagor or other debtors or of the Mortgagees shall be effective three (3) business days after such deposit if such post office or official depository is located in the State of Texas, otherwise to be effective upon receipt. Mortgagor authorizes and empowers the Trustee to sell the Texas portion of the Mortgaged Property in lots or parcels or in its entirety as the Trustee shall deem expedient; and to execute and deliver to the purchaser or purchasers thereof good and sufficient deeds of conveyance thereto, with evidence of warranty as given by Mortgagor to Trustee in this Mortgage, and the title of such purchaser or purchasers when so made by the Trustee, Mortgagor binds itself to warrant and forever defend. Where portions of the Mortgaged Property lie in different counties, sales in such counties may be conducted in any order that the Trustee may deem expedient; and one or more such sales may be

                                                         Exhibit 10.12 - Page 23
conducted in the same month, or in successive or different months as the Trustee may deem expedient. The Trustee may postpone the sale of all or any part of the Mortgaged Property by public announcement at the time and place of such sale, and from time to time thereafter may further postpone such sale by public announcement made at the time of sale fixed by the preceding postponement. The right of sale hereunder shall not be exhausted by one or any sale, and the Trustee may make other and successive sales until all of the Mortgaged Property be legally sold.

                                  ARTICLE VIII
                               SECURITY AGREEMENT

            Without limiting any of the provisions of this instrument, in order to secure the Indebtedness, Mortgagor, as Debtor (referred to in this ARTICLE VIII as "Debtor"), hereby expressly GRANTS, ASSIGNS, TRANSFERS and SETS OVER unto Mortgagees, as Secured Party (Mortgagees being referred to collectively in this ARTICLE VIII as "Secured Party"), a first Lien upon and a security interest in all the Mortgaged Property (including, without limitation, all Mortgaged Property that constitutes equipment, accounts, contract rights, goods, instruments, general intangibles, inventory, Hydrocarbons, fixtures and other personal property of any kind or character (including both those now and those hereafter existing)) to the full extent that such Mortgaged Property may be subject to the Uniform Commercial Code of the state or states where such Mortgaged Property is located, including all products and proceeds of such Mortgaged Property (said Mortgaged Property, products and proceeds being hereinafter collectively referred to as the "Collateral" for the purposes of this ARTICLE VIII). The Lien and security interest created by this Mortgage attaches upon the delivery hereof. Debtor covenants and agrees with Secured Party that:

            (a) In addition to and cumulative of any other remedies granted in this instrument to Secured Party or to the Trustee, Secured Party may, upon the occurrence and during the continuance of an Event of Default, proceed under said Uniform Commercial Code as to all or any part of the Collateral and shall have and may exercise with respect to the Collateral all the rights, remedies and powers of a secured party after default under said Uniform Commercial Code, including, without limitation, the right and power to sell, at public or private sale or sales, or otherwise dispose of, lease or utilize the Collateral and any part or parts thereof in any manner authorized or permitted under said Uniform Commercial Code after default by a debtor, and to apply the proceeds thereof toward payment of any costs and expenses and attorneys' fees and legal expenses thereby incurred by Secured Party, and toward payment of the Indebtedness in such order or manner as set forth in this Mortgage.

            (b) Upon the occurrence and during the continuance of an Event of Default, Secured Party shall have the right (without limitation) to take possession of the Collateral and to enter upon any premises where same may be situated for such purpose without being

                                                         Exhibit 10.12 - Page 24
      deemed guilty of trespass and without liability for damages thereby occasioned, and to take any action deemed necessary or appropriate or desirable by Secured Party, at its option and in its discretion, to repair, refurbish or otherwise prepare the Collateral for sale, lease or other use or disposition as herein authorized.

            (c) To the extent permitted by law, Debtor expressly waives notice of any right or remedies of a debtor (other than notice of sale or other disposition of the Collateral) or formalities prescribed by law relative to sale or disposition of the Collateral or exercise of any other right or remedy of Secured Party existing after default hereunder; and with respect to any required notice, Debtor agrees that if such notice is mailed, postage prepaid, to Debtor at the address shown with Debtor's signature hereinbelow at least ten (10) days before the time of the sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of said notice. Such notice, in case of a public sale or disposition, shall state the time and place fixed for such sale or disposition and, in case of a private sale or disposition, shall state the date after which such sale or disposition is to be made.

            (d) Any public sale of the Collateral shall be held at such time or times within ordinary business hours and at such places as Secured Party may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as Secured Party may determine.

            (e) Secured Party shall not be obligated to make any sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same shall be so adjourned.

            (f) In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice.

            (g) Upon the occurrence and during the continuance of an Event of Default, Secured Party is expressly granted the right, at its option, to transfer at any time to itself or to its nominee the Collateral, or any part thereof and to hold the same as security for the Indebtedness, and to receive the monies, income, proceeds or benefits attributable or accruing thereto and to apply the same toward payment of the Indebtedness, whether or not then due, in such order or manner as Secured Party may elect. All rights to marshaling of assets of Debtor, including any such right with respect to the Collateral, are hereby waived.

                                                         Exhibit 10.12 - Page 25

            (h) All recitals in any instrument of assignment or any other instrument executed by Secured Party incident to sale, transfer, assignment, lease or other disposition or utilization of the Collateral or any part thereof hereunder shall be full proof of the matter stated therein, no other proof shall be required to establish full legal propriety of the sale or other action or of any fact, condition or thing incident thereto, and all prerequisites of such sale or other action and of any fact, condition or thing incident thereto shall be presumed conclusively to have been performed or to have occurred.

            (i) Upon the occurrence and during the continuance of an Event of Default, Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both parties. All expenses of retaking, holding, preparing for sale, lease or other use or disposition, selling, leasing or otherwise using or disposing of the Collateral and the like which are incurred or paid by Secured Party as authorized or permitted hereunder, including also all attorneys' fees, legal expenses and costs, shall be added to the Indebtedness.

            (j) Should Secured Party elect to exercise its rights under said Uniform Commercial Code as to part of the personal property and fixtures described herein, this election shall not preclude Secured Party from exercising the rights and remedies granted by the preceding paragraphs of this instrument as to the remaining personal property and fixtures.

            (k) Secured Party may, at its election, at any time after delivery of this instrument, sign one or more photocopies hereof in order that such photocopies may be used as a financing statement under said Uniform Commercial Code. Such signature by Secured Party may be placed between the last sentence of this instrument and Debtor's acknowledgment or may follow Debtor's acknowledgment. Secured Party's signature need not be acknowledged and is not necessary to the effectiveness hereof as a deed of trust, mortgage, assignment, pledge or security agreement.

            (l) So long as any amount remains unpaid on the Indebtedness, Debtor will not execute or file in any public office any financing statement(s) affecting the Collateral (other than Liens arising in respect of Permitted Encumbrances) other than financing statements in favor of Secured Party hereunder, unless the prior written specific consent and approval of Secured Party shall have first been obtained.

            (m) Secured Party is authorized to file, in any jurisdiction where Secured Party deems it necessary, a financing statement or statements, and at the request of Secured Party, Debtor will join Secured Party in executing one or more financing statements pursuant to said Uniform Commercial Code in form satisfactory to Secured Party, and will pay the cost

                                                         Exhibit 10.12 - Page 26
      of filing or recording this or any other instrument, as a financing statement, in all public offices at any time and from time to time whenever filing or recording of any financing statement or of this instrument is deemed by Secured Party to be necessary or desirable.

            (n) Without in any manner limiting the generality of any of the other provisions of this Mortgage: (i) some portions of the goods described or to which reference is made herein are or are to become fixtures on the Lands; (ii) the security interests created hereby under applicable provisions of the Uniform Commercial Code of one or more of the jurisdictions in which the Mortgaged Property is situated will attach to Hydrocarbons or the accounts resulting from the sale thereof at the wellhead or minehead located on the Lands; (iii) this instrument may be filed or filed of record in the real estate records as a financing statement; (iv) Debtor is the record owner of the real estate or interests in the real estate comprised of the Leases and the Lands described in Exhibit A and (v) the name and address of each of the Secured Party and Debtor is set forth on the signature page hereof.

            (o) Debtor hereby irrevocably designates and appoints Secured Party as its attorney-in-fact, with full power of substitution, for the purposes of carrying out the provisions of this Mortgage and taking any action and executing any instrument that Secured Party may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact shall be effective upon the occurrence and during the continuance of an Event of Default (but the determination of an Event of Default by Secured Party shall as to all parties for the purposes hereof be conclusive as to the occurrence of an Event of Default) and is irrevocable and coupled with an interest.

            (p) Without limiting the generality of the foregoing, Debtor hereby irrevocably authorizes and empowers Secured Party, upon the occurrence and during the continuance of an Event of Default, at the expense of Debtor, either in Secured Party's own name or in the name of Debtor, at any time and from time to time (a) to ask, demand, receive, receipt, give acquittance for, settle and compromise any and all monies which may be or become due or payable or remain unpaid at any time or times to Debtor under or with respect to the Collateral; (b) to endorse any drafts, checks, orders or other instruments for the payment of money payable to Debtor on account of the Collateral (including any such draft, check, order or instrument issued by an insurance company payable jointly to Debtor and Secured Party); and (c) in the discretion of Secured Party, to settle, compromise, prosecute or defend any action, claim or proceeding, or take any other action, all either in its own name or in the name of Debtor or otherwise, which Secured Party may deem to be necessary or advisable for the purpose of exercising and enforcing its powers and rights under this Mortgage or in furtherance of the purposes hereof, including any action which by the terms of this Mortgage is to be taken by Debtor. Nothing in this Mortgage shall be construed as requiring or obligating Secured Party to make any demand or to make any inquiry as to the nature or

                                                         Exhibit 10.12 - Page 27
      sufficiency of any payment received by it or to present or file any claim or notice, or to take any other action with respect to any of the Collateral or the amounts due or to become due under any thereof, or to collect or enforce the payment of any amounts assigned to it or to which it may otherwise be entitled hereunder at any time or times.

            (q) Secured Party shall incur no liability as a result of the sale of Collateral, or any part thereof, at any private sale. Debtor hereby waives, to the extent permitted by applicable law, any claims against Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Indebtedness, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree if such sale is otherwise commercially reasonable.

            (r) Without precluding any other methods of sale, Debtor acknowledges that the sale of the Collateral shall have been made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices of banks disposing of similar property. Secured Party shall not be liable for any depreciation in the value of the Collateral.


                                   ARTICLE IX
                                  MISCELLANEOUS

            9.1 SUCCESSOR TRUSTEES. The Trustee may resign in writing addressed to the Mortgagees or be removed at any time with or without cause by an instrument in writing duly executed by the Mortgagees. In case of the death, resignation or removal of a Trustee, a successor Trustee or Trustees may be appointed by the Required Holders from time to time by instrument of substitution complying with any applicable requirements of law, and in the absence of any such requirement without other formality than appointment and designation in writing. Such appointment and designation shall be full evidence of the right and authority to make the same and of all facts therein recited, and upon the making of any such appointment and designation, this conveyance shall vest in the named successor Trustee or Trustees all the estate and title of the prior Trustee or Trustees in all of the Mortgaged Property and such successor Trustee or Trustees shall thereupon succeed to all the rights, powers, privileges, immunities and duties hereby conferred upon the Trustee named herein. All references herein to the Trustee shall be deemed to refer to the Trustees from time to time acting hereunder.

            9.2 LEGAL PROCEEDINGS BY AND AGAINST TRUSTEE. The Trustee shall not be required to take any action for the enforcement of this instrument or the exercise of any rights or remedies hereunder or to appear in or defend any action, suit or other proceeding in connection therewith, where, in the opinion of the Trustee, such action will be likely to involve him in expense or liability,

                                                         Exhibit 10.12 - Page 28
unless the Trustee be tendered security and indemnity satisfactory to him against cost, expense or liability in connection therewith.

            9.3 RESPONSIBILITIES OF TRUSTEE. It shall be no part of the duty of the Trustee to see to any recording, filing or registration of this instrument or of any instrument supplemental hereto, or to see to the payment of or be under any duty in respect of any tax or assessment or other governmental charge which may be levied or assessed on the Mortgaged Property or against Mortgagor or to see to the performance or observance by Mortgagor of any of the covenants or agreements herein contained. The Trustee shall not be responsible for the execution, acknowledg ment or validity of this instrument or of any instrument supplemental hereto, or for the sufficiency of the security purported to be created hereby, and the Trustee makes no representation in respect thereof. The Trustee shall have the right to consult with counsel upon any matters arising hereunder and shall be fully protected in relying as to legal matters on the advice of such counsel. The Trustee shall not incur any personal liability hereunder except for his own willful misconduct; and the Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder which is believed by him in good faith to be genuine.

            9.4 POOLING AND UNITIZATION. Mortgagor shall have the right, and is hereby authorized, to pool or unitize all or any part of the Leases insofar as related to the Mortgaged Property, with adjacent lands, leaseholds and other interests, when, in the reasonable judgment of Mortgagor, it is necessary or advisable to do so in order to form a drilling unit to facilitate the orderly development of that part of the Mortgaged Property affected thereby, or to comply with the requirements of any law or governmental order or regulation relating to the spacing of wells or proration of the production therefrom; and further provided that the Hydrocarbons produced from any unit so formed shall be allocated among the separately owned tracts or interests comprising the unit in proportion to the respective surface areas or reservoir volumes thereof or in such proportion as is prescribed by applicable law. Any unit so formed may relate to one or more zones or horizons, and a unit formed for a particular zone or horizon need not conform in area to any other unit relating to a different zone or horizon, and a unit formed for the production of oil need not conform in area with any unit formed for the production of gas. Upon the written request of Mortgagees, as to all such units theretofore formed, and thereafter immediately after formation of any such unit, Mortgagor shall furnish to Mortgagees a true copy of the pooling agreements, declarations of pooling or other instruments creating such units, in such number of counterparts as Mortgagees may reasonably request. The interest in any such unit attributable to the Mortgaged Property (or any part thereof) included therein shall become a part of the Mortgaged Property and shall be subject to the lien hereof in the same manner and with the same effect as though such unit and the interest of Mortgagor therein were specifically described in Exhibit A. Mortgagor may enter into pooling or unitization agreements not hereinabove authorized only with the prior written consent of Mortgagees.

                                                         Exhibit 10.12 - Page 29

            9.5 ADVANCES BY MORTGAGEES OR TRUSTEE. Each and every covenant herein contained shall be performed and kept by Mortgagor solely at Mortgagor's expense. If Mortgagor shall fail to perform or keep any of the covenants of whatsoever kind or nature contained in this instrument and any applicable cure period has expired, the Trustee, the Mortgagees or any receiver or keeper appointed hereunder, may, but shall not be obligated to, make advances to perform the same in Mortgagor's behalf. The Mortgagees shall notify Mortgagor as soon as practicable of any such action taken by Mortgagees, PROVIDED that the failure of Mortgagees to so notify Mortgagor shall not relieve Mortgagor of any of its obligations hereunder. Mortgagor hereby agree to repay such sums within ten (10) days of demand plus interest until paid at the Default Rate; provided, however, that in no event shall such interest rate ever exceed the Highest Lawful Rate. No such advance shall be deemed to relieve Mortgagor from any default hereunder.

            9.6 DEFENSE OF CLAIMS. Mortgagor will notify the Trustee and the Mortgagees, in writing, promptly of the commencement of any legal proceedings affecting the Lien hereof or the Mortgaged Property, or any part thereof, and will take such action, employing attorneys agreeable to Mortgagees, as may be necessary to preserve Mortgagor's, the Trustee's and Mortgagees' rights affected thereby; and should the Mortgagor fail or refuse to take any such action, Mortgagees or the Trustee may, upon giving prior written notice thereof to Mortgagor, take such action on behalf and in the name of Mortgagor and at Mortgagor's expense. Moreover, Mortgagees, or the Trustee on behalf of the Mortgagees may take such independent action in connection therewith as they may in their discretion deem proper, Mortgagor hereby agreeing that all sums advanced or all expenses incurred in such actions plus interest at the Default Rate will, on demand, be reimbursed to the Mortgagees, the Trustee or any receiver or keeper appointed hereunder; provided, however, that in no event shall such interest rate ever exceed the Highest Lawful Rate.

            9.7 RELEASES. If the Indebtedness shall be fully paid and the covenants herein contained shall be well and truly performed, then Mortgagees in such case shall, upon the request of Mortgagor and at Mortgagor's cost and expense, deliver to Mortgagor, proper instruments acknowledging release and satisfaction of this Mortgage. Any partial release of Mortgaged Property from the Lien created by this Mortgage shall be effective upon execution thereof by the Required Holders without the joinder of the Trustee.

            9.8 RENEWALS AND OTHER SECURITY. Renewals and extensions of the Indebtedness may be given at any time and Mortgagees may take or may now hold other security for the Indebtedness without notice to or consent of Mortgagor. The Trustee or the Mortgagees may resort first to such other security or any part thereof or first to the security herein given or any part thereof, or from time to time to either or both, even to the partial or complete abandonment of any security, and such action shall not be a waiver of any rights conferred by this instrument, which shall continue as a perfected Lien upon the Mortgaged Property not expressly released until the Indebtedness is fully paid.

                                                         Exhibit 10.12 - Page 30

            9.9 MORTGAGE AN ASSIGNMENT, ETC. This Mortgage shall be deemed to be and may be enforced from time to time as an assignment, chattel mortgage, hypothecation, contract, deed of trust, conveyance, financing statement, mortgage, pledge or security agreement, and from time to time as any one or more thereof in order fully to effectuate the lien and security interest granted hereby and the purposes and agreements herein set forth.

            9.10 SUBROGATION. To the extent that any of the Indebtedness represents funds utilized to satisfy any outstanding indebtedness or obligations secured by liens, rights or claims against the Mortgaged Property or any part thereof, Mortgagees shall be subrogated to any and all liens, rights, superior titles and equities owned or claimed by the holder of any such outstanding indebtedness or obligation so satisfied, however remote, regardless of whether said liens, rights, superior titles and equities are by the holder(s) thereof assigned to Mortgagees or released..

            9.11 USURY SAVINGS. In no event shall any provision of this instrument, the Note Agreement, the Notes, the other Transaction Documents or any other instrument evidencing or securing the Notes ever obligate Mortgagor to pay or allow the Mortgagees to collect interest on the Notes or any other indebtedness secured hereby at a rate greater than the maximum non-usurious rate permitted by applicable law (herein referred to as the "Highest Lawful Rate"), or obligate Mortgagor to pay any amounts that would be held or deemed to constitute interest under applicable law which, when added to the interest payable on the Notes or any other indebtedness secured hereby, would be held to constitute the payment by Mortgagor of interest at a rate greater than the Highest Lawful Rate; and this provision shall control over any provision to the contrary. To the extent the Highest Lawful Rate is determined by reference to the laws of the State of Texas, same shall be determined by reference to the indicated (weekly) rate ceiling (as defined and described in Texas Revised Civil Statutes Article 5069-1.04, as amended) at the applicable time in effect.

            9.12 SEPARABILITY. If any provision hereof or of the other Transaction Documents is invalid or unenforceable in any jurisdiction, the other provisions hereof or of the other Transaction Documents shall remain in full force and effect in such jurisdiction, and the remaining provisions hereof shall be liberally construed in favor of the Trustee and the Mortgagees in order to effectuate the provisions hereof, and the invalidity of any provision hereof in any jurisdiction shall not affect the validity or enforceability of any such provision in any other jurisdiction. Any reference herein contained to a statute or law of a state in which no part of the Mortgaged Property is situated shall be deemed inapplicable to, and not used in, the interpretation hereof.

            9.13 RIGHTS CUMULATIVE. Each and every right, power and remedy herein given to the Trustee or the Mortgagees shall be cumulative and not exclusive; and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time, and so often and in such order as may be deemed expedient by the Trustee or the Mortgagees, and the exercise, or the beginning of the exercise, of any such right, power or remedy shall not be

                                                         Exhibit 10.12 - Page 31
deemed a waiver of the right to exercise, at the same time or thereafter, any other right, power or remedy. No delay or omission by the Trustee or the Mortgagees in the exercise of any right, power or remedy shall impair any such right, power or remedy or operate as a waiver thereof or of any other right, power or remedy then or thereafter existing.

            9.14 BINDING EFFECT. This Mortgage is binding upon Mortgagor and Mortgagor's successors and assigns and shall inure to the benefit of the Trustee, his successors and assigns, the Mortgagees, their respective successors and assigns, and the provisions hereof shall likewise constitute covenants running with the land.

            9.15 ARTICLE AND SECTION HEADINGS. The article and section headings in this instrument are inserted for convenience and shall not be considered a part of this instrument or used in its interpretation.

            9.16 NOTICES. Any notice, request, demand or other instrument which may be required or permitted to be given or served upon Mortgagor or Mortgagees shall be given in the manner provided for in the Note Agreement. The taxpayer identification number of each Mortgagee is as follows: RIMCO PARTNERS, L.P. -- 061208375, RIMCO PARTNERS, L.P. II -- 061264592, RIMCO PARTNERS, L.P. III -- 061291935, RIMCO PARTNERS, L.P. IV -- 061327489.

            9.17 AMENDMENTS, MODIFICATIONS AND WAIVERS, ETC. This Mortgage may be amended, modified, revised, discharged, released or terminated only by a written instrument or instruments executed by Mortgagor and Mortgagees. Any alleged amendment, revision, discharge, release or termination which is not so documented shall not be effective as to any party. No waiver of any provision of this Mortgage nor consent to any departure by Mortgagor therefrom shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

            9.18 SURVIVAL OF AGREEMENTS. All representations and warranties of Mortgagor herein and all covenants and agreements herein not fully and finally performed before the effective date or dates of this Mortgage shall survive such date or dates. All covenants and obligations in this Mortgage are intended by the parties to be, and shall be construed as, covenants running with the Lands.

            9.19 GOVERNING LAW. THIS MORTGAGE, INCLUDING IN PARTICULAR ANY PROVISION OF THIS MORTGAGE RELATING TO THE CREATION, EXISTENCE OR VALIDITY OF THE INDEBTEDNESS AND THE OBLIGATIONS CONTAINED HEREIN, SHALL BE DEEMED CONTRACTS AND INSTRUMENTS MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE

                                                         Exhibit 10.12 - Page 32

STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT THAT THE CREATION OF THE LIEN ON AND THE PERFECTION, PRIORITY AND ENFORCEABILITY, AND THE EXERCISE OF THE REMEDIES WITH RESPECT TO THE FORECLOSURES, OF THE LIEN ON THE MORTGAGED PROPERTY LOCATED IN A PARTICULAR JURISDICTION SHALL BE GOVERNED BY THE SUBSTANTIVE LAWS OF THE JURISDICTION IN WHICH SUCH MORTGAGED PROPERTY IS SITUATED.

            9.20 NOTE AGREEMENT. To the fullest extent possible, the terms and provisions of the Note Agreement shall be read together with the terms and provisions of this Mortgage so that the terms and provisions of this Mortgage do not conflict with the terms and provisions of the Note Agreement; provided, however, if any of the terms and provisions of this Mortgage conflict with any terms or provisions of the Note Agreement, the terms or provisions of the Note Agreement shall govern and control for all purposes, provided that (i) the provisions of ARTICLE II, ARTICLE V, ARTICLE VIII and SECTION 9.20 hereof shall govern and control for all purposes in the event of a conflict with the Note Agreement, (ii) the provisions of this Mortgage shall govern and control for all purposes in the event of a conflict with the Note Agreement to the extent that any provision contained in the Note Agreement would negate or adversely affect the enforceability, validity, perfection or priority of the Lien and security interest created by this Mortgage, and (iii) the inclusion of additional terms, provisions, covenants and warranties, supplemental rights or remedies in favor of Mortgagees in this Mortgage shall not be deemed to be in conflict with the Note Agreement.

            IN WITNESS WHEREOF, Mortgagor has executed this Mortgage, Assignment of Production, Security Agreement and Financing Statement in multiple originals on the 21st day of May, 1997.

                                    MORTGAGOR:
                                    TEXOIL COMPANY

                                    By: ________________________
                                    Name: Ruben Medrano
                                    Title:President

The address of the                  The address of the
Mortgagees/Secured Party is:        Mortgagor/Debtor is:
600 Travis Street, Suite 6875       1600 Smith, Suite 4000
Houston, Texas 77002                Houston, Texas 77002

                                                         Exhibit 10.12 - Page 33

STATE OF TEXAS                ss.
                              ss.
COUNTY OF HARRIS              ss.


            This instrument was acknowledged before me on May 21, 1997 by Ruben Medrano, President of Texoil Company, a Tennessee corporation.


                                    _______________________________________
                                    Notary Public in and for
                                    the State of Texas

                                    Printed Name: _________________________
                                    My Commission Expires: ________________


                                                         Exhibit 10.12 - Page 34